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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2003

VEECO INSTRUMENTS INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-16244 (Commission File Number)	11-2989601 (Commission (IRS Employer File Number) Identification No.)
100 Sunnyside Boulevard, Woodbury, New York 11797 (Address of principal executive offices, including zip code)
(516) 677-0200 (Registrant's telephone number, including area code)
Not applicable. (Former name or former address, if changed since last report.)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)
Exhibits.

Exhibit	Description
99.1	Press release issued by Veeco Instruments Inc. dated November 3, 2003.

Item 9. Regulation FD Disclosure

        On November 3, 2003, Veeco Instruments Inc. issued a press release announcing its acquisition of the TurboDisc® metal organic chemical vapor deposition (MOCVD) business of EMCORE Corporation. A copy of the press release is furnished as Exhibit 99.1 to this report.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 4, 2003	VEECO INSTRUMENTS INC.
	By:	/s/ GREGORY A. ROBBINS
Gregory A. Robbins
Vice President and General Counsel

EXHIBIT INDEX

Exhibit	Description
99.1	Press release issued by Veeco Instruments Inc. dated November 3, 2003.

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  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
  Item 9. Regulation FD Disclosure
SIGNATURES
EXHIBIT INDEX